Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 033-81396

BRANDES INVESTMENT TRUST

Brandes Small Cap Value Fund

Supplement dated July 11, 2024

to the Funds’ Prospectuses and Statement of Additional Information (“SAI”)

dated January 28, 2024

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At the July 11, 2024 special meeting of shareholders of the Brandes Small Cap Value Fund (the “Approved Target Fund”), shareholders of the Approved Target Fund as of April 12, 2024, the record date for the meeting, approved the Agreement and Plan of Reorganization by and among Brandes Investment Trust, on behalf of the Approved Target Fund, Datum One Series Trust, on behalf of its corresponding series of the Approved Target Fund, and Brandes Investment Partners, L.P. to reorganize the Approved Target Fund into the applicable series of the Datum One Series Trust as described in the Combined Proxy Statement/Prospectus mailed to shareholders of record (the “Reorganization”). The Approved Target Fund’s shareholders may purchase and redeem shares of the Approved Target Fund in the ordinary course until the last business day before the closing of the relevant Reorganization, as described in the Approved Target Fund’s prospectus.

Please retain this supplement with your Prospectus and Statement of Additional Information.